                                                                    EXHIBIT 99.1


[VERITAS LOGO]                                                              NEWS

VERITAS Software Corporation
350 Ellis Street
Mountain View, CA 94043
(650) 527-8000

FOR IMMEDIATE RELEASE


                 VERITAS SOFTWARE REPORTS THIRD QUARTER RESULTS

               REVENUE OF $497 MILLION, 11% GROWTH YEAR-OVER-YEAR

MOUNTAIN VIEW, CALIF. - OCTOBER 26, 2004 - VERITAS Software Corporation (NASDAQ:
VRTS) today announced financial results for the quarter ended September 30, 2004. Revenue was $497 million, compared to revenue of $447 million for the same period a year ago, representing 11 percent growth year-over-year.

GAAP net income for the quarter ended September 30, 2004 was $96.2 million, or $0.22 per diluted share, compared to GAAP net income of $68.1 million, or $0.15 per diluted share, for the same period a year ago. Included in GAAP net income were non-cash charges of $1.4 million, net of taxes, for the quarter ended September 30, 2004, and $14.8 million, net of taxes, for the same period a year ago, related to amortization of intangibles, in-process research and development, stock-based compensation, restructuring reversals and, for the third quarter in 2003, charges associated with the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" and the loss on extinguishment of debt related to the redemption of our convertible notes.

"We are pleased with our results for the quarter and the solid demand for our data protection and emerging products," said Gary Bloom, chairman, president and CEO, VERITAS Software. "With the strength we are seeing in our distribution channels, the growth of our services business, and the success of our global expansion strategy, we remain confident that we will achieve the goal we set a year ago to drive our business to $2 billion in revenue for 2004."

"During the quarter, we generated approximately $106 million in cash from operating activities, and after using $256 million for the acquisition of KVault Software and Invio Software and $71 million

VERITAS SOFTWARE REPORTS THIRD QUARTER RESULTS

for our stock repurchase program, we exited the quarter with $2.5 billion in cash and short-term investments," said Ed Gillis, executive vice president and chief financial officer, VERITAS Software.

"Taking into account the measured IT recovery and our typical end-of-year seasonal strength, we expect our revenue for the fourth quarter to be in the range of $530 million to $550 million, including revenue from KVS, and diluted earnings per share to be in the range of $0.22 to $0.24 on a GAAP basis," said Bloom. "Our position as the leader in the storage software market remains strong, as demonstrated by our solid performance, market leadership and healthy customer demand for VERITAS technology."

The company will hold a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results and business outlook. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-5509, passcode: 864205. A live webcast will also be available at www.veritas.com, Investor section. In addition, a replay will be available via audio webcast at www.veritas.com, Investor section, or via telephone at (719) 457-0820, replay code: 864205, beginning on Tuesday, October 26th at 4:00 p.m. Pacific Time until January 2005.

ABOUT VERITAS SOFTWARE
VERITAS Software, one of the 10 largest software companies in the world, is a leading provider of software to enable utility computing. In a utility computing model IT resources are aligned with business needs, and business applications are delivered with optimal performance and availability on top of shared computing infrastructure, minimizing hardware and labor costs. With 2003 revenues of $1.75 billion, VERITAS delivers products and services for data protection, storage & server management, high availability and application performance management that are used by 99 percent of the Fortune 500. More information about VERITAS Software can be found at www.veritas.com.


SAFE HARBOR STATEMENT
This press release may include estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements relating to projections of future revenue and earnings. These forward-looking statements involve a number of risks and uncertainties, including the risk that we will not gain market acceptance of our products and services, the risk that we will not be able to maintain the quality of our end-user customer and partnering relationships, the risk that our customers will reduce or defer purchases of our products and services due to economic or industry conditions or the impact of regulatory requirements, and the risk that we will not manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent report on Form 10-Q for the quarter ended June 30, 2004 on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

VERITAS SOFTWARE REPORTS THIRD QUARTER RESULTS


NON-GAAP FINANCIAL STATEMENTS

The company uses certain non-GAAP financial measures in this press release that are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the non-GAAP reconciliation table attached to this press release, which describes the reasons why management believes the presentation of these non-GAAP financial measures provides useful information to investors and any additional purposes for which management uses these non-GAAP financial measures. The table also includes a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.


Copyright (C) 2004 VERITAS Software Corporation. All rights reserved. VERITAS, the VERITAS Logo and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation. VERITAS and the VERITAS Logo Reg. U.S. Pat. & Tm. Off. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.

                                      # # #

PRESS CONTACT:
Andrew McCarthy, VERITAS Software
(650) 527-3183, andrew.mccarthy@veritas.com

INVESTOR CONTACT:
Tim Harvey, VERITAS Software (650) 527-4523, tim.harvey@veritas.com.

VERITAS Software Q3'04 Earnings Release

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                     THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                        SEPTEMBER 30,                 SEPTEMBER 30,
                                                                 ---------------------------   ---------------------------
                                                                     2004           2003           2004           2003
                                                                 ------------   ------------   ------------   ------------
Net revenue:
  User license fees                                              $    287,352   $    281,814   $    859,677   $    782,070
  Services                                                            209,306        164,811        607,762        463,059
                                                                 ------------   ------------   ------------   ------------
     Total net revenue                                                496,658        446,625      1,467,439      1,245,129
Cost of revenue:
  User license fees                                                     5,103         11,483         23,500         35,116
  Services (1)                                                         68,793         58,948        201,448        166,057
  Amortization of developed technology                                  4,376          5,043         12,255         30,379
                                                                 ------------   ------------   ------------   ------------
     Total cost of revenue                                             78,272         75,474        237,203        231,552
                                                                 ------------   ------------   ------------   ------------
        Gross profit                                                  418,386        371,151      1,230,236      1,013,577
Operating expenses:
  Selling and marketing (1)                                           153,037        136,184        447,655        373,325
  Research and development (1)                                         87,196         77,377        250,700        219,433
  General and administrative (1)                                       49,541         39,209        143,679        117,026
  Amortization of other intangibles                                     1,389          2,454          6,192         32,895
  In-process research and development                                  11,500              -         11,900         19,400
  Restructuring reversals                                              (9,648)             -         (9,648)             -
                                                                 ------------   ------------   ------------   ------------
     Total operating expenses                                         293,015        255,224        850,478        762,079
                                                                 ------------   ------------   ------------   ------------
        Income from operations                                        125,371        115,927        379,758        251,498
Interest and other income, net                                         13,661          8,653         35,425         33,556
Interest expense                                                       (6,455)        (9,249)       (18,157)       (24,785)
Loss on extinguishment of debt                                              -         (4,714)             -         (4,714)
Gain (loss) on strategic investments                                        -              -          7,496         (3,518)
                                                                 ------------   ------------   ------------   ------------
        Income before income taxes and cumulative effect of
        change in accounting principle                                132,577        110,617        404,522        252,037
Provision for income taxes                                             36,378         36,250        121,805         88,932
                                                                 ------------   ------------   ------------   ------------
        Income before cumulative effect of change in
        accounting principle                                           96,199         74,367        282,717        163,105
Cumulative effect of change in accounting principle,
  net of tax                                                                -         (6,249)             -         (6,249)
                                                                 ------------   ------------   ------------   ------------
        Net income                                               $     96,199   $     68,118   $    282,717   $    156,856
                                                                 ============   ============   ============   ============
Net income per share:
     Basic                                                       $       0.22   $       0.16   $       0.65   $       0.37
                                                                 ============   ============   ============   ============
     Diluted                                                     $       0.22   $       0.15   $       0.64   $       0.36
                                                                 ============   ============   ============   ============
Number of shares used in computing per share amounts - basic          433,126        425,153        431,933        418,314
                                                                 ============   ============   ============   ============
Number of shares used in computing per share amounts - diluted        437,697        440,815        441,936        430,587
                                                                 ============   ============   ============   ============

(1) Amortization of stock-based compensation consists of:
       Services                                                  $         61   $         70   $        364   $         69
       Selling and marketing                                              578            246          4,440            246
       Research and development                                           608            641          2,444          1,372
       General and administrative                                          24             45            792             45
                                                                 ------------   ------------   ------------   ------------
          Total amortization of stock-based compensation         $      1,271   $      1,002   $      8,040   $      1,732
                                                                 ============   ============   ============   ============

VERITAS Software Q3'04 Earnings Release

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                             SEPTEMBER 30, DECEMBER 31,
                                                                2004          2003
                                                             ------------  ------------
                                                             (UNAUDITED)
                                     ASSETS

CURRENT ASSETS:

  Cash and cash equivalents                                  $  626,291    $  823,171
  Short-term investments                                      1,912,939     1,679,844
  Accounts receivable                                           205,209       250,098
  Other current assets                                           73,447        60,254
  Deferred income taxes                                          34,230        30,302

                                                             ----------    ----------

     TOTAL CURRENT ASSETS                                     2,852,116     2,843,669

Property and equipment, net                                     574,850       572,977
Other intangibles, net                                          160,824        81,344
Goodwill, net                                                 1,983,006     1,755,591
Other non-current assets                                         23,414        25,385
Deferred income taxes                                            57,196        69,500
                                                             ----------    ----------
                                                             $5,651,406    $5,348,466
                                                             ==========    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

  Accounts payable                                           $   67,684    $   38,289
  Accrued compensation and benefits                             125,359       124,655
  Accrued acquisition and restructuring costs                    23,091        25,051
  Other accrued liabilities                                      69,288        83,184
  Current portion of long-term debt                             380,630             -
  Income taxes payable                                          138,323       141,623
  Deferred revenue                                              418,157       398,772
                                                             ----------    ----------
     TOTAL CURRENT LIABILITIES                                1,222,532       811,574
Convertible subordinated notes                                  520,000       520,000
Long-term debt                                                        -       380,630
Accrued acquisition and restructuring costs                      49,808        69,019
Other long-term liabilities                                      24,404        23,649
                                                             ----------    ----------
     TOTAL LIABILITIES                                        1,816,744     1,804,872
                                                             ----------    ----------
STOCKHOLDERS' EQUITY                                          3,834,662     3,543,594
                                                             ----------    ----------
                                                             $5,651,406    $5,348,466
                                                             ==========    ==========

VERITAS Software Q3'04 Earnings Release

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                           NINE MONTHS ENDED
                                                                                             SEPTEMBER 30,
                                                                                     ----------------------------
                                                                                         2004            2003
                                                                                     ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                           $    282,717    $    156,856
Adjustments to reconcile net income to net cash provided by operating activities:
   Cumulative effect of change in accounting principle                                          -           6,249
   Depreciation and amortization                                                           89,388          94,900
   Amortization of developed technology                                                    12,255          30,379
   Amortization of other intangibles                                                        6,192          32,895
   In-process research and development                                                     11,900          19,400
   Provision for (recovery of) allowance for doubtful accounts                               (135)          1,459
   Stock-based compensation                                                                 8,040           1,732
   Tax benefits from stock plans                                                           10,618          24,869
   Loss on extinguishment of debt                                                               -           4,714
   (Gain) loss on strategic investments                                                    (7,496)          3,518
   (Gain) loss on sale and disposal of assets                                                 833            (180)
   Deferred income taxes                                                                    3,738         (27,580)
Changes in operating assets and liabilities, net of effects of business acquisitions:
   Accounts receivable                                                                     53,880          40,259
   Other assets                                                                           (10,752)         16,998
   Accounts payable                                                                         5,695         (12,036)
   Accrued compensation and benefits                                                         (315)        (10,056)
   Accrued acquisition and restructuring costs                                            (28,850)        (21,248)
   Other liabilities                                                                      (17,774)        (28,794)
   Income taxes payable                                                                    (3,208)         72,972
   Deferred revenue                                                                        10,727          41,259
                                                                                     ------------    ------------
               Net cash provided by operating activities                                  427,453         448,565

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of investments                                                            (3,604,703)     (1,373,938)
   Sales and maturities of investments                                                  3,374,167       1,389,493
   Purchases of property and equipment                                                    (84,349)        (56,961)
   Purchases of businesses and technology, net of cash acquired                          (325,076)       (402,421)
                                                                                     ------------    ------------
               Net cash used for investing activities                                    (639,961)       (443,827)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from issuance of convertible subordinated notes                              (170)        508,300
   Redemption of convertible subordinated notes                                                 -        (391,671)
   Repurchase of common stock                                                             (70,925)       (316,239)
   Proceeds from issuance of common stock                                                  80,202         132,501
                                                                                     ------------    ------------
               Net cash provided by (used for) financing activities                         9,107         (67,109)
Effect of exchange rate changes on cash and cash equivalents                                6,521          20,921
                                                                                     ------------    ------------
Net decrease in cash and cash equivalents                                                (196,880)        (41,450)
Cash and cash equivalents at beginning of period                                          823,171         764,062
                                                                                     ------------    ------------
Cash and cash equivalents at end of period                                           $    626,291    $    722,612
                                                                                     ============    ============

VERITAS Software Q3'04 Earnings Release

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED                 THREE MONTHS ENDED
                                                            SEPTEMBER 30, 2004                 SEPTEMBER 30, 2003
                                                 -----------------------------------    --------------------------------------
                                                 UNDER GAAP  ADJUSTMENTS    NON-GAAP    UNDER GAAP   ADJUSTMENTS     NON-GAAP
                                                 -----------------------------------    --------------------------------------
NET REVENUE:
  User license fees                              $ 287,352                 $ 287,352    $ 281,814                    $ 281,814
  Services                                         209,306                   209,306      164,811                      164,811
                                                 ---------                 ---------    ---------                    ---------
     TOTAL NET REVENUE                             496,658                   496,658      446,625                      446,625

COST OF REVENUE:
  User license fees                                  5,103                     5,103       11,483                       11,483
  Services (1)                                      68,793          (61)A     68,732       58,948            (70)A      58,878
  Amortization of developed technology (1)           4,376       (4,376)B          -        5,043         (5,043)B           -
                                                 ---------     --------    ---------    ---------       --------     ---------
     TOTAL COST OF REVENUE (2)                      78,272       (4,437)      73,835       75,474         (5,113)       70,361
                                                 ---------     --------    ---------    ---------       --------     ---------
GROSS PROFIT (2)                                   418,386        4,437      422,823      371,151          5,113       376,264
GROSS PROFIT % (2)                                    84.2%         0.9%        85.1%        83.1%           1.1%         84.2%
OPERATING EXPENSES:
  Selling and marketing (1)                        153,037         (578)A    152,459      136,184           (246)A     135,938
  Research and development (1)                      87,196         (608)A     86,588       77,377           (641)A      76,736
  General and administrative (1)                    49,541          (24)A     49,517       39,209            (45)A      39,164
  Amortization of other intangibles (1)              1,389       (1,389)B          -        2,454         (2,454)B           -
  In-process research and development (1)           11,500      (11,500)B          -            -                            -
  Restructuring reversals (1)                       (9,648)       9,648 C          -            -                            -
                                                 ---------     --------    ---------    ---------       --------     ---------
     TOTAL OPERATING EXPENSES (2)                  293,015       (4,451)     288,564      255,224         (3,386)      251,838
                                                 ---------     --------    ---------    ---------       --------     ---------
Income from operations (2)                         125,371        8,888      134,259      115,927          8,499       124,426
OPERATING MARGIN % (2)                               25.2%          1.8%        27.0%        26.0%           1.9%         27.9%
Interest and other income, net                      13,661                    13,661        8,653                        8,653
Interest expense                                    (6,455)                   (6,455)      (9,249)                      (9,249)
Loss on extinguishment of debt (1)                       -                         -       (4,714)         4,714 C           -
                                                 ---------     --------    ---------    ---------       --------     ---------
 Income before income taxes and cumulative
   effect of change in accounting principle (2)    132,577        8,888      141,465      110,617         13,213       123,830
Provision for income taxes (1)                      36,378        7,476 D     43,854       36,250          4,614 D      40,864
                                                 ---------     --------    ---------    ---------       --------     ---------

 Income before cumulative effect of change in
   accounting principle (2)                         96,199        1,412       97,611       74,367          8,599        82,966
Cumulative effect of change in accounting
  principle, net of tax (1)                              -                         -       (6,249)         6,249 C           -
                                                 ---------     --------    ---------    ---------       --------     ---------

NET INCOME  (2)                                  $  96,199     $  1,412    $  97,611    $  68,118       $ 14,848     $  82,966
                                                 =========     ========    =========    =========       ========     =========
Net income per share:

Basic (2)                                        $    0.22     $   0.01    $    0.23    $    0.16       $   0.04     $    0.20
                                                 =========     ========    =========    =========       ========     =========

Diluted (2)                                      $    0.22     $   0.00    $    0.22    $    0.15       $   0.04     $    0.19
                                                 =========     ========    =========    =========       ========     =========
Number of shares used in computing per
 share amounts - basic                             433,126                   433,126      425,153                      425,153
                                                 =========                 =========    =========                    =========

Number of shares used in computing per
 share amounts - diluted                           437,697                   437,697      440,815                      440,815
                                                 =========                 =========    =========                    =========

The non-GAAP financial measures provided herein exclude the impact of non-cash charges related to acquisitions, such as the amortization of developed technology, amortization of intangibles, stock-based compensation expense and write-off of in-process research and development, and the impact of other special items, such as restructuring reversals, loss on extinguishment of debt, other stock-based compensation expense, cumulative effect of change in accounting principle and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

FOOTNOTES:

         A To exclude stock-based compensation expense.

         B To exclude non-cash charges of amortization of intangibles and write-off of in-process research and development related to acquisitions.

         C To exclude other special items including restructuring reversals, loss on extinguishment of debt and cumulative effect of change in accounting principle.

         D To adjust the provision for income taxes to reflect the effect of non-GAAP adjustments on net income.

         1 The Company includes these non-GAAP financial measures because it believes they are useful measures to investors in allowing for greater transparency to certain line items in the Company's financial statements. The Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.

         2 The Company's management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.

VERITAS Software Q3'04 Earnings Release

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                            NINE MONTHS ENDED
                                                                                           SEPTEMBER 30, 2004
                                                                          ----------------------------------------------------
                                                                          UNDER GAAP          ADJUSTMENTS            NON-GAAP
                                                                          ----------------------------------------------------
NET REVENUE:
  User license fees                                                       $  859,677                                $  859,677
  Services                                                                   607,762                                   607,762
                                                                          ----------------------------------------------------
     TOTAL NET REVENUE                                                     1,467,439                                 1,467,439
COST OF REVENUE:
  User license fees                                                           23,500                                    23,500
  Services (1)                                                               201,448               (364)  A            201,084
  Amortization of developed technology (1)                                    12,255            (12,255)  B                  -
                                                                          ----------------------------------------------------
     TOTAL COST OF REVENUE (2)                                               237,203            (12,619)               224,584
                                                                          ----------------------------------------------------
GROSS PROFIT (2)                                                           1,230,236             12,619              1,242,855
GROSS PROFIT % (2)                                                              83.8%               0.9%                  84.7%
OPERATING EXPENSES:
  Selling and marketing (1)                                                  447,655             (4,440)  A            443,215
  Research and development (1)                                               250,700             (2,444)  A            248,256
  General and administrative (1)                                             143,679               (792)  A            142,887
  Amortization of other intangibles (1)                                        6,192             (6,192)  B                  -
  In-process research and development (1)                                     11,900            (11,900)  B                  -
  Restructuring reversals (1)                                                 (9,648)             9,648   C                  -
                                                                          ----------------------------------------------------
     TOTAL OPERATING EXPENSES (2)                                            850,478            (16,120)               834,358
                                                                          ----------------------------------------------------
Income from operations (2)                                                   379,758             28,739                408,497
OPERATING MARGIN % (2)                                                          25.9%               1.9%                  27.8%
Interest and other income, net                                                35,425                                    35,425
Interest expense                                                             (18,157)                                  (18,157)
Loss on extinguishment of debt (1)                                                 -                                         -
Gain (loss) on strategic investments (1)                                       7,496             (7,496)  C                  -
                                                                          ----------------------------------------------------
  Income before income taxes and cumulative effect
    of change in accounting principle (2)                                    404,522             21,243                425,765
Provision for income taxes (1)                                               121,805             13,025   D            134,830
                                                                          ----------------------------------------------------

  Income before cumulative effect of change in
    accounting principle (2)                                                 282,717              8,218                290,935
Cumulative effect of change in accounting
  principle, net of tax (1)                                                       -                                          -
                                                                          ----------------------------------------------------
NET INCOME (2)                                                            $  282,717           $  8,218             $  290,935
                                                                          ====================================================
Net income per share:
  Basic (2)                                                               $     0.65           $   0.02             $     0.67
                                                                          ====================================================
  Diluted (2)                                                             $     0.64           $   0.02             $     0.66
                                                                          ====================================================
Number of shares used in computing per share amounts - basic                 431,933                                   431,933
                                                                          ==========                                ==========
Number of shares used in computing per share amounts - diluted               441,936                                   441,936
                                                                          ==========                                ==========

                                                                                             NINE MONTHS ENDED
                                                                                              SEPTEMBER 30, 2003
                                                                             ------------------------------------------------------
                                                                               UNDER GAAP       ADJUSTMENTS              NON-GAAP
                                                                             ------------------------------------------------------
NET REVENUE:
  User license fees                                                          $   782,070                                $   782,070
  Services                                                                       463,059                                    463,059
                                                                             ------------------------------------------------------
     TOTAL NET REVENUE                                                         1,245,129                                  1,245,129
COST OF REVENUE:
  User license fees                                                               35,116                                     35,116
  Services (1)                                                                   166,057               (69)  A              165,988
  Amortization of developed technology (1)                                        30,379           (30,379)  B                    -
                                                                             ------------------------------------------------------
     TOTAL COST OF REVENUE (2)                                                   231,552           (30,448)                 201,104
                                                                             ------------------------------------------------------
GROSS PROFIT (2)                                                               1,013,577            30,448                1,044,025
GROSS PROFIT % (2)                                                                  81.4%              2.4%                    83.8%
Operating expenses:
  Selling and marketing (1)                                                      373,325              (246)  A              373,079
  Research and development (1)                                                   219,433            (1,372)  A              218,061
  General and administrative (1)                                                 117,026               (45)  A              116,981
  Amortization of other intangibles (1)                                           32,895           (32,895)  B                    -
  In-process research and development (1)                                         19,400           (19,400)  B                    -
  Restructuring reversals (1)                                                          -                                          -
                                                                             ------------------------------------------------------
     TOTAL OPERATING EXPENSES (2)                                                762,079           (53,958)                 708,121
                                                                             ------------------------------------------------------
Income from operations (2)                                                       251,498            84,406                  335,904
OPERATING MARGIN % (2)                                                              20.2%              6.8%                    27.0%
Interest and other income, net                                                    33,556                                     33,556
Interest expense                                                                 (24,785)                                   (24,785)
Loss on extinguishment of debt (1)                                                (4,714)            4,714   C                    -
Gain (loss) on strategic investments (1)                                          (3,518)            3,518   C                    -
                                                                             ------------------------------------------------------
  Income before income taxes and cumulative effect
    of change in accounting principle (2)                                        252,037            92,638                  344,675
Provision for income taxes (1)                                                    88,932            24,811   D              113,743
                                                                             ------------------------------------------------------
  Income before cumulative effect of change in
    accounting principle (2)                                                     163,105            67,827                  230,932
Cumulative effect of change in accounting
  principle, net of tax (1)                                                       (6,249)            6,249   C                    -
                                                                             ------------------------------------------------------
NET INCOME (2)                                                               $   156,856         $  74,076              $   230,932
                                                                             ======================================================
  Net income per share:
  Basic (2)                                                                  $      0.37         $    0.18              $      0.55
                                                                             ======================================================
  Diluted (2)                                                                $      0.36         $    0.18              $      0.54
                                                                             ======================================================
Number of shares used in computing per share amounts - basic                     418,314                                    418,314
                                                                             ===========                                ===========
Number of shares used in computing per share amounts - diluted                   430,587                                    430,587
                                                                             ===========                                ===========

The non-GAAP financial measures provided herein exclude the impact of non-cash charges related to acquisitions, such as the amortization of developed technology, amortization of intangibles, stock-based compensation expense and write-off of in-process research and development, and the impact of other special items, such as restructuring reversals, loss on extinguishment of debt, gain/loss on strategic investments, other stock-based compensation expense, cumulative effect of change in accounting principle and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

FOOTNOTES:

      A     To exclude stock-based compensation expense.

      B To exclude non-cash charges of amortization of intangibles and write-off of in-process research and development related to acquisitions.

      C To exclude other special items including restructuring reversals, loss on extinguishment of debt, gains/losses on strategic investments and cumulative effect of change in accounting principle.

      D To adjust the provision for income taxes to reflect the effect of non-GAAP adjustments on net income.

      1 The Company includes these non-GAAP financial measures because it believes they are useful measures to investors in allowing for greater transparency to certain line items in the Company's financial statements. The Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.

      2 The Company's management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.